Exhibit 10.5

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED FROM PUBLIC FILING PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION, WHICH HAS BEEN IDENTIFIED WITH THE SYMBOL “[*],” HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 5 to
Second Amended & Restated Supply Agreement

This Amendment No. 5 to Second Amended & Restated Supply Agreement (this “Amendment”) is entered into as of the last date set forth on the signature page hereto, by and between Hoku Materials, Inc., a Delaware corporation (“HOKU”), and Solarfun Power Hong Kong Limited, a company registered in Hong Kong (“SOLARFUN”).  HOKU and SOLARFUN are each a “Party” and together the “Parties” to this Amendment.

Recitals

Whereas, HOKU and SOLARFUN are Parties to that certain Second Amended & Restated Supply Agreement dated as of May 13, 2008, (the “Supply Agreement”) as amended by that certain Amendment No. 1 to Second Amended & Restated Supply Agreement dated as of October 22, 2008, that certain Amendment No. 2 to Second Amended & Restated Supply Agreement dated as of March 26, 2009, that certain Amendment No. 3 to Second Amended & Restated Supply Agreement dated as of November 15, 2009, and that certain Amendment No. 4 to Second Amended & Restated Supply Agreement dated March 1, 2010 (collectively, the “Agreement”);

Whereas, SOLARFUN has paid $49 million to HOKU as a prepayment for future Product shipments pursuant to the Agreement;

Whereas, the Parties desire to make certain amendments to the Agreement as hereinafter set forth; and

Whereas, each Party derives a benefit from the amendments set forth herein.

Now therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties agree to amend the Agreement as set forth below.

Agreement

1.           Definitions.  All capitalized terms not otherwise defined are defined in the Agreement.

2.           Amendment of Section 3.3.  The reference to September 30, 2010 in Section 3.3 of the Agreement (as amended by Amendment No. 4) is hereby changed to March 1, 2011

3.           Amendment of Section 4.3.  The reference to July 1, 2010 in Section 4.3 of the Agreement (as amended by Amendment No. 4) is hereby changed to January 1, 2011.

4.           Amendment of Appendix 1.  Appendix 1 to the Agreement (Pricing Schedule) is hereby amended and restated as follows:

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 9	Yr 10	Yr 11	Total
Tons per Year	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	7,330
Price per kg	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Quantity to be shipped in 2011 shall be [*] MT each month from March to June, [*] MT each month from July to September and [*] MT each month from October to December 2011.

Pricing for Yr [*] – Yr [*] shall be as determined according to the quarterly business reviews per Section 11 of the Agreement (as amended by Amendment No. 4).

In the event that SOLARFUN fails to make any payment when due pursuant to Section 5.2.3 (as amended by Amendment No. 4), in addition to the rights and remedies that HOKU may pursue pursuant to the Agreement, the pricing reduction as indicated in the amended and restated Appendix 1of this section of the Amendment shall not be effective, and the pricing on Appendix 1 of the Agreement shall continue to be in effect.

5.           Amendment of Section 9.1.  The reference to December 31, 2010 in Section 9.1 of the Agreement (as amended by Amendment No. 4) is hereby changed to June 30, 2011.

6.           Amendment of Section 9.2.5.  The reference to December 31, 2010 in Section 9.2.5 of the Agreement (as amended by Amendment No. 4) is hereby changed to June 30, 2011.

7.           Integration & Survival.  Except for the amendments specifically set forth above, the terms of the Agreement shall continue in full force and effect mutatis mutandis.  This Amendment and the Agreement constitute the entire agreement between the Parties concerning the subject matter hereof.

8.           Miscellaneous.  Except where the terms of this Amendment conflict with the Agreement, the “General Provisions” set forth in Section 13 of the Agreement, including, without limitation, provisions concerning the choice of law and means for dispute resolution between HOKU and SOLARFUN, shall apply to this Amendment.  In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 5 to Second Amended & Restated Supply Agreement as of the last date set forth below.

SOLARFUN:		HOKU:

SOLARFUN POWER HONG KONG LIMITED		HOKU MATERIALS, INC.

By:	/s/ Ping Peter Xie		/s/ Scott B. Paul
Name:	Ping Peter Xie	Name:	Scott B. Paul
Title:	President & CEO	Title:	CEO
Date:	November 23, 2010	Date:	November 22, 2010

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION